UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 14, 2006

VIEWPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687

(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY		10018

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2006, the stockholders of Viewpoint Corporation approved an Amendment to the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from one hundred million (100,000,000) shares to one hundred fifty million (150,000,000) shares.

A copy of the Certificate of Amendment of Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ Andrew J. Graf

Andrew J. Graf
General Counsel and Secretary

Dated: November 17, 2006